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                                                                    EXHIBIT 99.1



                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of SouthFirst Bancshares, Inc. (the "Company") on Form 10-QSB, for the quarter-ended March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Joe K. McArthur, Chief Executive Officer of the Company, and Janice R. Browning, Controller (principal financial officer) of the Company, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  May 15, 2003                           By:  /s/ Joe K. McArthur
                                                   --------------------------
                                                   Joe K. McArthur
                                                   Chief Executive Officer


Date:  May 15, 2003                           By:  /s/ Janice R. Browning
                                                   --------------------------
                                                   Janice R. Browning
                                                   Controller